SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          ------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): February 5, 2001


                         DIGI LINK TECHNOLOGIES, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                  1-15261              11-2165149
------------------------------     -------              ----------
(State or other jurisdiction     (Commission         (I.R.S. Employer
 of incorporation)               File Number)       Identification No.)


        75 Lincoln Highway, Route 27, 2nd Floor, Iselin, NJ, 08830 (Address of principal executive offices, including zip code)

  Registrant's telephone number, including area code:  (732) 906-9060


Item 4. Changes in Registrant's Certifying Accountant


     On January 31 ,2001, IR Operating Corporation ("IROC"), a Delaware corporation, merged under the laws of the State of Delaware with Digi Link Technologies, Inc., ("Digi Link"), a Delaware Corporation, with IROC being the survivor. The surviving company's name was changed to Digi Link technologies, Inc.

     As a result of the merger, on April 23, 2001, the Registrant elected to retain Gerald Brignola, CPA, PA and dismissed Holtz, Rubenstein & Co., LLP, CPA as its independent auditor. Heretofore, Holtz, Rubenstein & Co., LLP, CPA had acted as the Registrant's independent auditor. The audit reports of Holtz, Rubenstein & Co., LLP, CPA on the financial statements of the Registrant for the two most recent fiscal years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles except that their reports were qualified as to the Company's ability to continue as as going concern. The decision to change accountant's was recommended by the Registrant's board of directors.

     During the Registrant's two most recent fiscal years ended December 31, 2000 and December 31, 1999 and any subsequent interim period preceding the date of termination, there were no disagreements with Holtz, Rubenstein & Co., LLP, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; nor has Holtz, Rubenstein & Co., LLP, CPA ever presented a written report, or otherwise communicated in writing to the Registrant or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B.

     Holtz, Rubenstein & Co., LLP, CPA has provided Registrant with a letter addressed to the Securities and Exchange Commission as required by Item 304(a)
(3) of Regulation S-B, so that the Registrant can file such letter with the Commission. The letter is attached as an exhibit hereto.

Item 7. Exhibits.

    Exhibit Number        Description
    --------------        -----------------------------------

        16 Letter From Holtz, Rubenstein & Co., LLP, CPA Regarding Change of Accountants





                                   SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Merger Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:July 3, 2001                        Digi Link Technologies, Inc. formerly
                                         IR Operating Corporation


                                         /s/Peter J. Jegou
                                         -----------------
                                            Peter J. Jegou
                                            President

Exhibit 16






July 3, 2001


United States Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C. 20549


Gentlemen:

     We have read the statements made by Digi Link Technologies, Inc. (formerly IR Operating Corporation) pursuant to Item 4 of Form 8-K/A to be filed with the Commission on or about July 3, 2001. We agree with the statements concerning our firm in such Form 8-K/A.

Very truly yours,


/s/ Holtz, Rubenstein & Co., LLP
HOLTZ, RUBENSTEIN & CO., LLP